SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 11, 2008
EPIX Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815

(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, Massachusetts	02421

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 761-7600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     As previously announced, on October 10, 2008, EPIX Pharmaceuticals, Inc. (the “Company”) received a letter from The NASDAQ Stock Market (“NASDAQ”) advising that for the prior 10 consecutive trading days, the Company’s market value of listed securities was below the minimum $50,000,000 requirement for continued inclusion on The NASDAQ Global Market under Marketplace Rule 4450(b)(1)(A) (the “Rule”). NASDAQ stated in its letter that the Company had been provided 30 calendar days, or until November 10, 2008, to regain compliance with the Rule. On November 11, 2008, the Company received a letter from NASDAQ advising that the Company had not regained compliance with the Rule by November 10, 2008 and, as a result, the Company’s common stock would be subject to delisting from The NASDAQ Global Market. NASDAQ stated that trading in the Company’s common stock would be suspended on the NASDAQ Global Market at the opening of business on November 20, 2008 unless the Company requests a hearing before the NASDAQ Listing Qualifications Panel (the “Panel”). The Company intends to request a hearing before the Panel, which will stay the delisting of the Company’s common stock pending the issuance of a decision by the Panel following the hearing.
     The Company’s press release dated November 11, 2008, with respect to the notification from NASDAQ described above, is attached to this Report on Form 8-K as Exhibit 99.1.
     Information contained in this Report on Form 8-K that relates to the Company’s anticipated actions in connection with the letter from NASDAQ and similar matters are “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All information set forth herein is current as of the date of this Report on Form 8-K. The Company undertakes no duty to update any statement in light of new information or future events except as required by applicable law. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:
99.1	Press Release issued by the registrant on November 11, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX PHARMACEUTICALS, INC.
November 12, 2008	By:	/s/ Kim Cobleigh Drapkin
Kim Cobleigh Drapkin
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the registrant on November 11, 2008.